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                                                                   EXHIBIT 99.1


                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, W. Thomas Mitchell, the Chairman and Chief Executive Officer of Genencor International, Inc. (the "Company"), certify that to my knowledge (i) the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            By: /s/  W. THOMAS MITCHELL
                                                --------------------------------
                                            Chairman and Chief Executive Officer
                                            November 14, 2002



         I, Raymond J. Land, the Senior Vice President and Chief Financial Officer of Genencor International, Inc. (the "Company"), certify that to my knowledge (i) the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            By: /s/  RAYMOND J. LAND
                                                -------------------------------
                                            Senior Vice President and
                                            Chief Financial Officer
                                            November 14, 2002



         The foregoing certifications are furnished with this Report solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.






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